UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 18, 2004
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                        21286
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         410-716-3900
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                      - 2 -

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 18, 2004, The Black & Decker Corporation (the "Corporation") entered into an indenture (the "Indenture") between the Corporation and The Bank of New York, as Trustee, relating to the Corporation's issuance and sale of $300,000,000 aggregate principal amount of 4 3/4% Senior Notes Due 2014 (the "Notes") in a private placement exempt from the registration requirements of the Securities Act of 1933 (the "Act"). The Notes were sold within the United States only to qualified institutional buyers (as defined in Rule 144A under the Act) and outside the United States to persons other than U.S. persons in reliance upon Regulation S under the Act.

The Corporation issued the Notes at a purchase price of 99.258% per Note, bearing an interest rate of 4 3/4% and maturing on November 1, 2014. Interest on the Notes will be payable semiannually on May 1 and November 1 of each year, beginning May 1, 2005, to the person in whose name a Note is registered at the close of business on the April 15 or October 15, as the case may be, immediately preceding such May 1 or November 1. Interest on the Notes will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. The Notes rank equally with all of the Corporation's other unsecured and unsubordinated indebtedness.

The Indenture contains customary covenants that limit the Corporation's ability and the ability of certain of its subsidiaries to incur certain liens, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of the Corporation's assets. In addition, the Notes are redeemable, in whole or in part, at the Corporation's option, at a redemption price equal to the greater of (a) 100% of the principal amount being redeemed or
(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed discounted to the redemption date, on a semiannual basis. The discount rate for the Notes will be the treasury rate (as defined in the Indenture) plus 15 basis points.

The Indenture provides that events of default include: failure to pay interest on any Note when due and payable and that situation continues for 30 days; failure to pay principal of or premium, if any, on any Note when due and payable; failure by the Corporation to comply for 30 days after notice with its other agreements contained in the Indenture; failure by the Corporation or certain of its subsidiaries to pay the principal of, premium, if any, interest or additional amounts, if any, on any Debt (as defined in the Indenture) in excess of $50,000,000 or acceleration of the maturity of Debt in the aggregate principal amount in excess of $50,000,000; and certain events of bankruptcy, insolvency or reorganization of the Corporation.

If an event of default has occurred and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such declaration, the principal, premium and accrued and unpaid interest will be due and payable immediately.

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                                      -3-

Under the terms of an Exchange and Registration Rights Agreement, dated as of October 18, 2004 (the "Exchange and Registration Rights Agreement"), among the Corporation, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and the other initial purchasers named therein, the Corporation has agreed to file with the Securities and Exchange Commission (the "SEC") a registration statement relating to a proposed offer to the holders of the Notes to issue and deliver to those holders, in exchange for the Notes, $300,000,000 aggregate principal amount of debt securities of the Corporation that are identical in all material respects to the Notes. The Corporation has agreed to file that registration statement with the SEC within 90 days from October 18, 2004, and to use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days from October 18, 2004. Under certain circumstances, the Corporation will be obligated to file a shelf registration statement with respect to the Notes. Under the Exchange and Registration Rights Agreement, the Corporation will be obligated to pay an additional annual interest rate on the Notes of 0.25% per annum if the Corporation fails to satisfy certain registration obligations within the specified time periods. This additional interest would cease to accrue once such failure is remedied.

The description set forth above is qualified in its entirety by the Indenture, the form of Note, and the Exchange and Registration Rights Agreement filed as Exhibits to this 8-K and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 4.1 Indenture, dated as of October 18, 2004, between The Black & Decker Corporation and The Bank of New York, as Trustee.

Exhibit 4.2    Form of 4 3/4% Senior Note Due 2014 (included in Exhibit 4.1).

Exhibit 4.3 Exchange and Registration Rights Agreement, dated as of October 18, 2004, among The Black & Decker Corporation and J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and the other initial purchasers named therein.

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                                      -4-

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller


Date: October 19, 2004